UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2012

Investment Commentary and

Annual

Repor t

Legg Mason

Capital Management

Special Investment Trust

PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Special Investment Trust

Fund objective

The Fund seeks capital appreciation.

Investment commentary

Market Overview

Equities extended 2011’s fourth quarter rally into the first quarter of this year, reacting to improving domestic economic data, strong corporate earnings and increasingly positive headlines from Europe, which indicated a mitigating debt crisis. The European Union (“EU”), the European Central Bank (“ECB”), and other central banks continued to buy the additional time needed for European banks to deleverage and take losses in an orderly fashion. As a result, volatility plummeted and median three-month correlations of S&P 500 stocks to the S&P 500 Indexi posted a record collapse, close to the long-term average.

Stocks subsequently cooled their torrid pace set during the first quarter as non-farm payrolls missed consensus estimates by wide margins and reports out of China pointed to slowing economic growth out of the world’s second largest economy. Additionally, reports postulating Greece’s exit from the euro currency swirled during the second quarter, but the Greek population ultimately decided to elect the pro-bailout and pro-euro New Democracy party. As conditions deteriorated, heads of state and central banks stood ready to implement policy changes and provide further easing. In the U.S., the Federal Reserve Board (“Fed”)ii added $267 billion to “Operation Twist” and extended the program through the end of 2012 due to slowing consumer spending and employment growth. Spain also announced a $24 billion bailout for troubled lender Bankia, effectively nationalizing Spain’s third largest banking institution. Finally, during the late June EU summit, leaders decided to speed the creation of a singular regulatory body for banks and bolstered support for the European System of Financial Supervisors (“ESFS”) and European Stability Mechanism (“ESM”), EU bailout funds.

Equities recovered in the third quarter largely due to additional central bank stimulus and improving economic data. After the Fed’s chairman Ben Bernanke described the unemployment problem in the U.S. as a “grave concern,” the Federal Open Markets Committee (“FOMC”)iii announced a third round of asset purchases, colloquially known as quantitative easing (“QE3”) which aimed to purchase $40 billion of mortgage-backed securities each month with no stated termination date and extend “Operation Twist.” Across the Atlantic, the ECB’s president Mario Draghi bolstered markets after promising “whatever it takes to preserve the euro,” beginning with plans to purchase eurozone government bonds with no purchase limits. Many domestic economic

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management Special Investment Trust	III

indicators also picked up during the quarter, including a drop in the unemployment rate, rising housing starts and an expansion in manufacturing output. However, stocks trimmed their year-to-date gains in October 2012, as investors shifted attention to the November presidential election.

Outlook

The economic data continue to be uneven, and the macro forces of sovereign debt, political change, and economic growth continue to dominate the headlines. While we are bottom-up, fundamental investors looking for gaps between stock prices and the value of companies, it would be naïve to say “The macro doesn’t matter.” By definition, the future results of every company in your portfolio will be directly impacted by the macro trends that surround their businesses. So what do we do? What we do not do is make any investment decisions based on the assumed outcome of an analysis of the macro environment. Instead, we monitor current economic conditions and use the possible outcomes to manage the risk at a security and portfolio level. Tools such as decision trees and Monte Carlo simulations incorporate a wide range of scenarios into understanding the value of each company under different conditions.

So far in 2012 we have observed positive data coming out of the housing and automotive industries, while data from the Transportation, Retail and Non-Residential Construction industries have been mixed at best. Auto sales in the U.S. continue to grow on a year-over-year basis, and the rate of growth has accelerated throughout the summer, reaching a four-year record in September. The trend has been similar in the volumes of U.S. existing and new home sales, which has also resulted in improving pricing. However, data from the U.S. transportation industry have been mixed at best: air cargo volumes are negative on a global (as well as North

American) basis, U.S. rail volumes are negative, and trucking tonnage has remained positive, albeit at a steadily declining rate. The economic anecdotes come from all sides, and the message is far from consistent – we pay close attention to the health of the underlying data.

So what do we do with all of the data and anecdotal information? We use them as an input to measure the margin of safety we estimate to have in the securities in the portfolio. By that I mean once we go through the exercise of understanding the embedded expectation in a particular stock (the outlook for sales, margins, and capital efficiency are the main components of the analysis) we start comparing that to a wide range of possible outcomes so that we can measure both the potential risk and the reward of owning such a security. From a portfolio level, we also monitor our level of exposure to different industries and the sensitivity of multiple industries to similar economic factors – for example, the impact of credit availability. A concrete example of this process is our investment in automotive-related companies. The price of those stocks was discounting a very negative industry environment, while the fundamental analysis of replacement cycles suggested a better outcome in most economic scenarios.

You should expect that we will remain attuned to the macro economic conditions that impact our individual investments and the Fund. But more importantly, macro data will remain only factors that inform our bottom-up analysis and how we manage risk. Our goal remains unchanged: to consider the broadest set of investment candidates in order to uncover undervalued securities as we seek to outperform in different market conditions. What makes

The Investment Commentary is not a part of the Annual Report.

IV	Legg Mason Capital Management Special Investment Trust

Investment commentary (cont’d)

us optimistic about the prospects for the Fund is that we continue to find investment opportunities that sell at a considerable discount to what we believe their value to be in a wide range of economic conditions.

Albert Grosman,

Portfolio Manager

November 23, 2012

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2012 were: Financials (25.7%), Information Technology (20.4%), Industrials (19.0%), Consumer Discretionary (12.4%) and Health Care (7.7%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

The Investment Commentary is not a part of the Annual Report.

October 31, 2012

Annual

Repor t

Legg Mason

Capital Management

Special Investment Trust

PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	1

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Capital Management Special Investment Trust for the twelve-month reporting period ended October 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

At the Board of Trustees of Legg Mason Global Asset Management Trust’s regular meeting held in November 2012, Western Asset Management Company (“Western Asset”) was appointed as an additional subadviser of the Fund solely for cash management purposes.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and President

November 30, 2012

2	Legg Mason Capital Management Special Investment Trust 2012 Annual Report

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation. The Fund invests primarily in equity securities, and securities convertible into equity securities. While the Fund may invest a portion of its assets in companies of any size, we expect that, under normal circumstances, the Fund will invest the majority of its total assets in the securities of companies in the mid-cap market capitalization range or in “special situations,” at the time of purchase. Market capitalization is not a factor when determining whether companies are involved in special situations. We define special situations as companies undergoing unusual or possibly one-time developments that, in our opinion, make them attractive for investment. The Fund will not invest more than 20% of its total assets in securities of companies involved in reorganizations or restructurings in connection with bankruptcy proceedings. We follow a value discipline in selecting securities and, therefore, seek to purchase securities at large discounts to our assessment of their intrinsic value.

The Fund may also invest in debt securities, including securities involved in special situations, as defined above. The Fund may invest up to 35% of its total assets in debt securities rated below investment grade (BBB/Baa) and unrated securities that we judge to be below investment grade.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equities extended 2011’s fourth quarter rally into the first quarter of this year, reacting to improving domestic economic data, strong corporate earnings and increasingly positive headlines from Europe, which indicated a mitigating debt crisis. The European Union (“EU”), the European Central Bank (“ECB”), and other central banks continued to buy the additional time needed for European banks to deleverage and take losses in an orderly fashion. As a result, volatility plummeted and median three-month correlations of S&P 500 stocks to the S&P 500 Indexi posted a record collapse, close to the long-term average. Stocks subsequently cooled their torrid pace set during the first quarter as non-farm payrolls missed consensus estimates by wide margins and reports out of China pointed to slowing economic growth out of the world’s second largest economy. Additionally, reports postulating Greece’s exit from the euro currency swirled during the second quarter, but the Greek population ultimately decided to elect the pro-bailout and pro-euro New Democracy party. As conditions deteriorated, heads of state and central banks stood ready to implement policy changes and provide further easing. In the U.S., the Federal Reserve Board (“Fed”)ii added $267 billion to “Operation Twist” and extended the program through the end of 2012 due to slowing consumer spending and employment growth. Spain also announced a $24 billion bailout for troubled lender Bankia, effectively nationalizing Spain’s third largest banking institution. Finally, during the late June EU summit, leaders decided to speed the creation of a singular regulatory body for banks and bolstered support for the European System of Financial Supervisors (“ESFS”) and European Stability Mechanism (“ESM”), EU bailout funds. Equities recovered in the third quarter largely due to additional central bank stimulus and improving economic data. After the Fed’s chairman Ben Bernanke described the unemployment problem in the U.S. as a “grave concern,” the Federal Open Markets Committee (“FOMC”)iii announced a third round of asset purchases, colloquially known as quantitative easing (“QE3”) which aimed to purchase $40 billion of mortgage-backed securities each month with no stated termination date and extend “Operation Twist.” Across the Atlantic, the ECB’s president Mario Draghi bolstered markets after promising

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	3

“whatever it takes to preserve the euro,” beginning with plans to purchase eurozone government bonds with no purchase limits. Many domestic economic indicators also picked up during the quarter, including a drop in the unemployment rate, rising housing starts and an expansion in manufacturing output. However, stocks trimmed their year-to-date gains in October as investors shifted attention to the November presidential election.

Q. How did we respond to these changing conditions?

A. Coming into the reporting period, the market reacted strongly to shaky confidence in the U.S. government and the European banking system, which drove correlations to concerning highs. Since then, correlations have dropped and equities seem to react more to fundamentals, such as earnings, company-specific news or long-term trends like the housing recovery. This provided the opportunity to position the Fund to capture upside at attractive valuations in a shifting environment. We trimmed our exposure to the Financials and Health Care sectors as both were among the top performing groups over the past year. Meanwhile, we cut our underweight in consumer discretionary names and established overweight positions in Consumer Staples and Industrials. The industrials sector is poised to benefit from several pent-up demand cycles, and we expect consumer spending to increase as the recovery progresses. Improved economic conditions have also led to an increase in capital market activity, which we have seen with three holdings acquired so far this year.

Performance review

For the twelve months ended October 31, 2012, Class C shares of Legg Mason Capital Management Special Investment Trust, excluding sales charges, returned 9.45%. The Fund’s unmanaged benchmark, the S&P MidCap 400 Indexiv returned 12.11% for the same period. The Lipper Mid-Cap Core Funds Category Average1 returned 10.32% over the same time frame.

Performance Snapshot as of October 31, 2012 (excluding sales charges) (unaudited)
	6 months	12 months
Legg Mason Capital Management Special Investment Trust:
Class A	-3.03%	10.30%
Class C	-3.38%	9.45%
Class R	-3.29%	9.77%
Class FI	-3.07%	10.23%
Class I	-2.87%	10.65%
S&P MidCap 400 Index	-0.33%	12.11%
Lipper Mid-Cap Core Funds Category Average[1]	-0.80%	10.32%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 381 funds for the six-month period and among the 375 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Capital Management Special Investment Trust 2012 Annual Report

Fund overview (cont’d)

were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 29, 2012, the gross total annual operating expense ratios for Class A, Class C, Class R, Class FI and Class I shares were 1.06%, 1.86%, 1.44%, 1.18% and 0.80%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Lennar, eBay, and Masco were the leading contributors to the Fund’s performance over the past year. Homebuilders such as Lennar rallied strongly since late 2011 as improving housing starts, building permits and homebuilder confidence support the case for a recovery in the housing market. These stocks are highly levered to a housing recovery, and Lennar has a gross margin advantage over its competitors due to its savvy land acquisition strategy and efficient home construction. Home-building products maker Masco also benefited from improvements in the U.S. housing market. Although they offer less direct exposure to a recovery in new home construction, building product companies such as Masco represent substantial earnings leverage to improved housing starts and other depressed housing-related activities like repair and remodeling.

Ecommerce platform eBay added to Fund performance as a streak of outperforming quarters erased fears of a declining Marketplaces business. We believe management’s prediction of maintaining share is more than possible if growth remains at current levels. Additionally, PayPal has ramped revenue growth and improved take rates, solidifying eBay’s spot as a leading payments platform. Shares of eBay remain attractive and we believe the market still undervalues the Marketplaces business and underappreciates PayPal’s odds of maintaining its rapid growth.

Q. What were the leading detractors from performance?

A. Career Education shares fell by almost 50% in early November 2011 after management released a series of disheartening announcements to investors. The for-profit education company confirmed the existence of improper student placement determination practices in several of its schools, a discovery management announced in early August of last year. Coinciding with this news, CEO Gary McCullough resigned as president, chief executive officer and board member. The company also severely missed consensus earnings for the third quarter. The legal overhang of an official investigation into the company’s liabilities outweighed the stock’s upside potential in our opinion, and we sold out of the position.

Marvell Technology detracted from performance after several earnings misses and high-turnover at the CFO position. Though the company has become a repeat underperformer, the stock price embeds substantial deterioration, which we find unwarranted considering the company’s long-term growth opportunities and top-notch capital allocation.

Acme Packet detracted from performance after the voice-over-IP company forecasted significantly lower revenues from large mobile carriers for 2012. As over-the-top voice, such as Skype or Google Voice, minimized the need for AT&T and Verizon to build out more voice capabilities, Acme announced that it expected 25% less revenue from major voice providers. With mobile carriers de-prioritizing investments

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	5

in voice, our investment case on Acme was violated and we exited the position.

Q. Were there any significant changes to the Fund during the reporting period?

A. We initiated 26 new positions during the year and eliminated 22 positions, ending the period with 68 holdings; additionally, the top ten positions accounted for 22% at the end of this year, versus 28% last year.

The Fund was active in consumer names over the past year. We bought shares of Scripps Networks, Dr. Pepper Snapple, TreeHouse Foods, Advance Auto Parts, Gentex and Allison Transmission, while selling out of Career Education and Safeway. The portfolio also initiated a position in Williams-Sonoma and exited it within the year.

We increased exposure to the Industrials sector over the past year after adding Polypore International, Eaton, Gardner Denver, Acacia Research, HEICO and Expeditors International of Washington. On the other hand, we cut shares of Navistar, AECOM Technology and Babcock & Wilcox.

We also adjusted our Financials and Health Care exposure throughout the year. On the Financials front, we bought shares of Hatteras Financial, Green Dot, American Realty Capital Trust and participated in the Realogy IPO, while exiting positions in Radian Group, PennyMac Mortgage Investment Trust and American Capital Agency. Looking at Health Care, we entered positions in Myriad Genetics, Laboratory Corporation of America, and IPC The Hospitalist Company, while selling out of Medicis Pharmaceutical, Forest Laboratories, Nektar Therapeutics and MedAssests.

In the Technology space, we purchased FleetCor Technologies, Fleetmatics, and Amdocs Limited and participated in the ServiceNow IPO. We sold shares of Spansion and Acme Packet.

Three of the Fund’s holdings were acquired this past year: PF Chang’s Bistro, Human Genome Sciences and Gen-Probe. We also sold shares of TripAdvisor after receiving shares when holding Expedia spun off the company to shareholders.

Other portfolio decisions included purchases of Compass Minerals and ITC holdings, and sales of EXCO Resources and NII Holdings.

Thank you for your investment in Legg Mason Capital Management Special Investment Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Legg Mason Capital Management, LLC

November 23, 2012

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The managers’ investment style may become out of favor and/or the managers’ selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio managers may remain undervalued. The Fund may invest in high-yield bonds, which possess greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

6	Legg Mason Capital Management Special Investment Trust 2012 Annual Report

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of October 31, 2012 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2012 were: eBay Inc. (2.5%), KKR Financial Holdings LLC (2.4%), Hartford Financial Services Group Inc. (2.3%), XL Group PLC (2.3%), Energizer Holdings Inc. (2.2%), Fifth Third Bancorp (2.2%), TD Ameritrade Holding Corp. (2.1%), Rackspace Hosting Inc. (2.1%), CONSOL Energy Inc. (2.1%) and Adobe Systems Inc. (2.1%). Please refer to pages 13 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2012 were: Financials (25.7%), Information Technology (20.4%), Industrials (19.0%), Consumer Discretionary (12.4%) and Health Care (7.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iiii

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2012 and October 31, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Legg Mason Capital Management Special Investment Trust 2012 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2012 and held for the six months ended October 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]
Class A	-3.03%	$1,000.00	$969.70	1.10%	$5.45	Class A	5.00%	$1,000.00	$1,019.61	1.10%	$5.58
Class C	-3.38	1,000.00	966.20	1.82	9.00	Class C	5.00	1,000.00	1,015.99	1.82	9.22
Class R	-3.29	1,000.00	967.10	1.60	7.91	Class R	5.00	1,000.00	1,017.09	1.60	8.11
Class FI	-3.07	1,000.00	969.30	1.14	5.64	Class FI	5.00	1,000.00	1,019.41	1.14	5.79
Class I	-2.87	1,000.00	971.30	0.78	3.87	Class I	5.00	1,000.00	1,021.22	0.78	3.96

[1]	For the six months ended October 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class FI	Class I
Twelve Months Ended 10/31/12	10.30%	9.45%	9.77%	10.23%	10.65%
Five Years Ended 10/31/12	N/A	-3.88	-3.53	-3.25	-2.86
Ten Years Ended 10/31/12	N/A	6.14	N/A	N/A	7.26
Inception* through 10/31/12	20.79	9.82	-2.18	2.70	10.15

With sales charges[2]	Class A	Class C	Class R	Class FI	Class I
Twelve Months Ended 10/31/12	3.98%	8.45%	9.77%	10.23%	10.65%
Five Years Ended 10/31/12	N/A	-3.88	-3.53	-3.25	-2.86
Ten Years Ended 10/31/12	N/A	6.14	N/A	N/A	7.26
Inception* through 10/31/12	18.88	9.82	-2.18	2.70	10.15

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 10/31/12)	102.77%
Class C (10/31/02 through 10/31/12)	81.55
Class R (Inception date of 12/28/06 through 10/31/12)	-12.07
Class FI (Inception date of 7/30/04 through 10/31/12)	24.58
Class I (10/31/02 through 10/31/12)	101.59

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, Class C, Class R, Class FI and Class I shares are February 3, 2009, December 30, 1985, December 28, 2006, July 30, 2004 and December 1, 1994, respectively.

10	Legg Mason Capital Management Special Investment Trust 2012 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Capital Management Special Investment Trust vs. S&P MidCap 400 Index† —

February 3, 2009 - October 2012

Value of $10,000 invested in

Class C Shares of Legg Mason Capital Management Special Investment Trust vs. S&P MidCap 400 Index† —

October 2002 - October 2012

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	11

Value of $1,000,000 invested in

Class R Shares of Legg Mason Capital Management Special Investment Trust vs. S&P MidCap 400 Index† —

December 28, 2006 - October 2012

Value of $1,000,000 invested in

Class FI Shares of Legg Mason Capital Management Special Investment Trust vs. S&P MidCap 400 Index† —

July 30, 2004 - October 2012

12	Legg Mason Capital Management Special Investment Trust 2012 Annual Report

Fund performance (unaudited) (cont’d)

Value of $1,000,000 invested in

Class I Shares of Legg Mason Capital Management Special Investment Trust vs. S&P MidCap 400 Index† —

October 2002 - October 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect expense reimbursements. In the absence of expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class R, FI and I shares of Legg Mason Capital Management Special Investment Trust on February 3, 2009 (commencement of operations), October 31, 2002, December 28, 2006 (commencement of operations), July 30, 2004 (commencement of operations) and October 31, 2002, respectively, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2012. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	13

Schedule of investments

October 31, 2012

Legg Mason Capital Management Special Investment Trust

Security	Shares	Value
Common Stocks — 99.4%
Consumer Discretionary — 12.4%
Auto Components — 3.3%
Allison Transmission Holdings Inc.	250,000	$5,047,500
Autoliv Inc.	145,000	8,352,000
Gentex Corp.	520,000	8,954,400
Total Auto Components		22,353,900
Hotels, Restaurants & Leisure — 1.4%
Bwin.Party Digital Entertainment PLC	4,959,300	9,595,676
Household Durables — 1.7%
Lennar Corp., Class A Shares	300,000	11,241,000
Internet & Catalog Retail — 1.7%
Expedia Inc.	200,000	11,830,000
Media — 1.8%
Scripps Networks Interactive, Class A Shares	200,000	12,144,000
Multiline Retail — 0.8%
Big Lots Inc.	180,000	5,243,400	*
Specialty Retail — 1.7%
Advance Auto Parts Inc.	160,000	11,350,400
Total Consumer Discretionary		83,758,376
Consumer Staples — 5.5%
Beverages — 1.9%
Dr. Pepper Snapple Group Inc.	300,000	12,855,000
Food Products — 1.4%
TreeHouse Foods Inc.	180,000	9,639,000	*
Household Products — 2.2%
Energizer Holdings Inc.	200,000	14,594,000
Total Consumer Staples		37,088,000
Energy — 5.0%
Oil, Gas & Consumable Fuels — 5.0%
CONSOL Energy Inc.	396,800	13,951,488
QEP Resources Inc.	390,000	11,310,000
Whiting Petroleum Corp.	198,400	8,336,768	*
Total Energy		33,598,256
Financials — 25.6%
Capital Markets — 4.0%
Fortress Investment Group LLC, Class A Shares	3,000,000	12,960,000
TD Ameritrade Holding Corp.	900,000	14,121,000
Total Capital Markets		27,081,000

See Notes to Financial Statements.

14	Legg Mason Capital Management Special Investment Trust 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Legg Mason Capital Management Special Investment Trust

Security	Shares	Value
Commercial Banks — 6.4%
Fifth Third Bancorp	1,000,000	$14,530,000
First Interstate BancSystem Inc., Class A Shares	900,000	13,527,000	(a)
First Southern Bancorp Inc., Class B Shares, Series C Cnv Pfd	263,250	1,392,592	(b)(c)
Synovus Financial Corp.	5,600,000	13,720,000
Total Commercial Banks		43,169,592
Consumer Finance — 0.4%
Green Dot Corp., Class A Shares	250,000	2,547,500	*
Diversified Financial Services — 2.4%
KKR Financial Holdings LLC	1,600,000	16,336,000
Insurance — 8.9%
Assured Guaranty Ltd.	1,000,000	13,890,000
Genworth Financial Inc., Class A Shares	2,000,000	11,920,000	*
Hartford Financial Services Group Inc.	720,000	15,631,200
Syncora Holdings Ltd.	4,167,841	3,209,238	*(a)
XL Group PLC	620,000	15,338,800
Total Insurance		59,989,238
Real Estate Investment Trusts (REITs) — 2.9%
American Realty Capital Trust Inc.	620,000	6,987,400
Hatteras Financial Corp.	475,000	12,953,250
Total Real Estate Investment Trusts (REITs)		19,940,650
Real Estate Management & Development — 0.6%
Realogy Holdings Corp.	109,970	3,908,334	*
Total Financials		172,972,314
Health Care — 7.5%
Biotechnology — 1.4%
Myriad Genetics Inc.	350,000	9,159,500	*
Health Care Equipment & Supplies — 1.7%
Boston Scientific Corp.	2,300,000	11,822,000	*
Health Care Providers & Services — 3.8%
IPC The Hospitalist Co.	200,000	6,898,000	*
Laboratory Corporation of America Holdings	90,000	7,625,700	*
WellPoint Inc.	180,000	11,030,400
Total Health Care Providers & Services		25,554,100
Pharmaceuticals — 0.6%
BG Medicine Inc.	1,716,656	3,948,309	*(a)
Total Health Care		50,483,909

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	15

Legg Mason Capital Management Special Investment Trust

Security	Shares	Value
Industrials — 19.0%
Aerospace & Defense — 1.0%
HEICO Corp.	180,000	$6,953,400
Air Freight & Logistics — 1.3%
Expeditors International of Washington Inc.	240,000	8,786,400
Airlines — 2.0%
United Continental Holdings Inc.	700,000	13,447,000	*
Building Products — 3.9%
Masco Corp.	900,000	13,581,000
Owens Corning Inc.	390,000	13,100,100	*
Total Building Products		26,681,100
Electrical Equipment — 1.4%
Polypore International Inc.	260,000	9,172,800	*
Machinery — 4.7%
Eaton Corp.	210,000	9,916,200
Gardner Denver Inc.	130,000	9,012,900
Stanley Black & Decker Inc.	190,000	13,167,000
Total Machinery		32,096,100
Professional Services — 1.3%
Acacia Research Corp.	340,000	8,829,800	*
Road & Rail — 1.9%
Old Dominion Freight Line Inc.	375,000	12,577,500	*
Trading Companies & Distributors — 1.5%
Aircastle Ltd.	900,000	10,017,000
Total Industrials		128,561,100
Information Technology — 20.4%
Communications Equipment — 1.1%
F5 Networks Inc.	87,000	7,175,760	*
Internet Software & Services — 5.0%
Active Network Inc.	347,200	3,076,192	*
eBay Inc.	350,000	16,901,500	*
Rackspace Hosting Inc.	220,000	14,011,800	*
Total Internet Software & Services		33,989,492
IT Services — 2.0%
FleetCor Technologies Inc.	285,660	13,543,141	*
Semiconductors & Semiconductor Equipment — 4.9%
Integrated Device Technology Inc.	2,500,000	13,600,000	*
Marvell Technology Group Ltd.	1,350,000	10,651,500
Micron Technology Inc.	1,600,000	8,680,000	*
Total Semiconductors & Semiconductor Equipment		32,931,500

See Notes to Financial Statements.

16	Legg Mason Capital Management Special Investment Trust 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Legg Mason Capital Management Special Investment Trust

Security			Shares	Value
Software — 7.4%
Adobe Systems Inc.			410,000	$13,940,000	*
Amdocs Ltd.			360,000	11,905,200
FleetMatics Group PLC			80,500	1,746,045	*
MICROS Systems Inc.			210,000	9,531,900	*
Red Hat Inc.			230,000	11,309,100	*
ServiceNow Inc.			50,350	1,543,227	*
Total Software				49,975,472
Total Information Technology				137,615,365
Materials — 1.3%
Metals & Mining — 1.3%
Compass Minerals International Inc.			110,000	8,673,500
Utilities — 2.7%
Electric Utilities — 0.9%
ITC Holdings Corp.			80,000	6,369,600
Independent Power Producers & Energy Traders — 1.8%
Calpine Corp.			700,000	12,320,000	*
Total Utilities				18,689,600
Total Common Stocks (Cost — $585,849,851)				671,440,420
Preferred Stocks — 0.3%
Financials — 0.1%
Commercial Banks — 0.1%
First Southern Bancorp Inc.			450	919,418	*(b)(c)
Health Care — 0.2%
Health Care Equipment & Supplies — 0.2%
Super Dimension Ltd., Escrow Receipt			490,216	1,257,404	*(b)(c)(d)
Total Preferred Stocks (Cost — $450,000)				2,176,822
Total Investments before Short-Term Investments (Cost — $586,299,851)				673,617,242

Security	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.7%
Repurchase Agreements — 0.7%
Interest in $175,000,000 joint tri-party repurchase agreement dated 10/31/12 with RBS Securities Inc.; Proceeds at maturity — $4,886,031; (Fully collateralized by U.S. government agency obligations, 0.000% due 1/18/13; Market value —$4,983,740) (Cost — $4,886,000)	0.230%	11/1/12	$4,886,000	4,886,000
Total Investments — 100.4% (Cost — $591,185,851#)				678,503,242
Liabilities in Excess of Other Assets — (0.4)%				(2,885,102)
Total Net Assets — 100.0%				$675,618,140

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	17

Legg Mason Capital Management Special Investment Trust

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At October 31, 2012, the total market value of Affiliated Companies was $20,684,547, and the cost was $38,618,406 (See Note 9).

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)	Illiquid security (unaudited).

(d)	Restricted security.

#	Aggregate cost for federal income tax purposes is $620,824,878.

See Notes to Financial Statements.

18	Legg Mason Capital Management Special Investment Trust 2012 Annual Report

Statement of assets and liabilities

October 31, 2012

Assets:
Investments in unaffiliated securities, at value (Cost — $552,567,445)	$657,818,695
Investments in affiliated securities, at value (Cost — $38,618,406)	20,684,547
Receivable for Fund shares sold	139,871
Dividends and interest receivable	69,406
Prepaid expenses	61,431
Other assets	10,303
Total Assets	678,784,253

Liabilities:
Payable for Fund shares repurchased	884,730
Payable for securities purchased	518,637
Service and/or distribution fees payable	497,034
Investment management fee payable	401,622
Due to custodian	296,141
Accrued expenses	567,949
Total Liabilities	3,166,113
Total Net Assets	$675,618,140

Net Assets:
Par value (Note 7)	$224
Paid-in capital in excess of par value	706,566,309
Undistributed net investment income	2,442,888
Accumulated net realized loss on investments and foreign currency transactions	(120,708,672)
Net unrealized appreciation on investments	87,317,391
Total Net Assets	$675,618,140

Shares Outstanding:
Class A	1,098,177
Class C	19,177,461
Class R	199,267
Class FI	264,222
Class I	1,703,432

Net Asset Value:
Class A (and redemption price)	$29.66
Class C*	$29.17
Class R (and redemption price)	$37.38
Class FI (and redemption price)	$37.79
Class I (and redemption price)	$38.84
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$31.47

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	19

Statement of operations

For the Year Ended October 31, 2012

Investment Income:
Dividends from unaffiliated investments	$13,210,312
Dividends from affiliated investments	443,952
Interest	3,576
Total Investment Income	13,657,840

Expenses:
Service and/or distribution fees (Notes 2 and 5)	6,340,683
Investment management fee (Note 2)	5,243,592
Transfer agent fees (Note 5)	765,270
Legal fees	141,363
Registration fees	92,776
Trustees’ fees	86,223
Fund accounting fees	49,684
Shareholder reports	46,151
Audit and tax	34,062
Insurance	18,861
Custody fees	14,756
Miscellaneous expenses	52,553
Total Expenses	12,885,974
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(120,285)
Net Expenses	12,765,689
Net Investment Income	892,151

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	29,680,101
Investment transactions in affiliated securities	(324,011)
Foreign currency transactions	(5,918)
Net Realized Gain	29,350,172
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	40,205,461
Affiliated investments	181,008
Foreign currencies	(81)
Change in Net Unrealized Appreciation (Depreciation)	40,386,388
Net Gain on Investments and Foreign Currency Transactions	69,736,560
Increase in Net Assets from Operations	$70,628,711

See Notes to Financial Statements.

20	Legg Mason Capital Management Special Investment Trust 2012 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2012	2011

Operations:
Net investment income (loss)	$892,151	$(5,290,106)
Net realized gain	29,350,172	167,193,412
Change in net unrealized appreciation (depreciation)	40,386,388	(227,270,173)
Increase (Decrease) in Net Assets From Operations	70,628,711	(65,366,867)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,087,600)	—
Decrease in Net Assets From Distributions to Shareholders	(3,087,600)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	24,284,145	65,280,960
Reinvestment of distributions	2,663,269	—
Cost of shares repurchased	(244,916,358)	(387,191,158)
Decrease in Net Assets From Fund Share Transactions	(217,968,944)	(321,910,198)
Decrease in Net Assets	(150,427,833)	(387,277,065)

Net Assets:
Beginning of year	826,045,973	1,213,323,038
End of year*	$675,618,140	$826,045,973
* Includes undistributed net investment income and accumulated net investment loss, respectively, of:	$2,442,888	$(1,110,816)

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2012	2011[2]	2010[2]	2009[2,3]	2009[2,4]

Net asset value, beginning of year	$27.28	$29.72	$23.45	$14.53	$14.84

Income (loss) from operations:
Net investment income (loss)	0.22	0.04	(0.07)	0.04	0.01
Net realized and unrealized gain (loss)	2.58	(2.48)	6.34	8.88	(0.32)
Total income (loss) from operations	2.80	(2.44)	6.27	8.92	(0.31)

Less distributions from:
Net investment income	(0.42)	—	—	—	—
Total distributions	(0.42)	—	—	—	—

Net asset value, end of year	$29.66	$27.28	$29.72	$23.45	$14.53
Total return[5]	10.30%	(8.21)%	26.74%	61.39%	(2.09)%

Net assets, end of year (000s)	$32,573	$40,134	$46,569	$38,171	$24,329

Ratios to average net assets:
Gross expenses	1.11%	1.06%	1.07%	1.03%[6]	1.14%[6]
Net expenses[7,8]	1.09	1.05	1.05	1.03 [6]	1.13 [6]
Net investment income (loss)	0.74	0.14	(0.25)	0.32 [6]	0.43 [6]

Portfolio turnover rate	30%	57%	46%	42%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]	For the period April 1, 2009 through October 31, 2009.

[4]	For the period February 3, 2009 (inception date) to March 31, 2009.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	Legg Mason Capital Management Special Investment Trust 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1,2]	2012	2011[3]	2010[3]	2009[3,4]	2009[3,5]	2008[3,5]

Net asset value, beginning of year	$26.72	$29.35	$23.34	$14.52	$25.03	$40.81

Income (loss) from operations:
Net investment loss	(0.01)	(0.21)	(0.29)	(0.05)	(0.02)	(0.37)
Net realized and unrealized gain (loss)	2.53	(2.42)	6.30	8.87	(10.49)	(10.18)
Total income (loss) from operations	2.52	(2.63)	6.01	8.82	(10.51)	(10.55)

Less distributions from:
Net investment income	(0.07)	—	—	—	—	—
Net realized gains	—	—	—	—	—	(5.23)
Total distributions	(0.07)	—	—	—	—	(5.23)

Net asset value, end of year	$29.17	$26.72	$29.35	$23.34	$14.52	$25.03
Total return[6]	9.45%	(8.96)%	25.75%	60.74%	(41.99)%	(29.38)%

Net assets, end of year (000s)	$559,450	$678,950	$955,414	$904,106	$611,440	$1,735,036

Ratios to average net assets:
Gross expenses	1.88%	1.86%	1.86%	1.78%[7]	1.82%	1.77%
Net expenses[8,9]	1.86	1.85	1.85	1.77 [7]	1.81	1.76
Net investment loss	(0.04)	(0.67)	(1.04)	(0.41) [7]	(0.09)	(1.00)

Portfolio turnover rate	30%	57%	46%	42%	78%	51%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]	For the period April 1, 2009 through October 31, 2009.

[5]	For the year ended March 31.

[6]

Performance figures, exclusive of CDSCs, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2012	2011[2]	2010[2]	2009[2,3]	2009[2,4]	2008[2,4]

Net asset value, beginning of year	$34.15	$37.36	$29.59	$18.38	$31.57	$49.86

Income (loss) from operations:
Net investment income (loss)	0.09	(0.10)	(0.22)	(0.01)	0.08	(0.12)
Net realized and unrealized gain (loss)	3.24	(3.11)	7.99	11.22	(13.27)	(12.94)
Total income (loss) from operations	3.33	(3.21)	7.77	11.21	(13.19)	(13.06)

Less distributions from:
Net investment income	(0.10)	—	—	—	—	—
Net realized gains	—	—	—	—	—	(5.23)
Total distributions	(0.10)	—	—	—	—	(5.23)

Net asset value, end of year	$37.38	$34.15	$37.36	$29.59	$18.38	$31.57
Total return[5]	9.77%	(8.59)%	26.26%	60.99%	(41.78)%	(29.07)%

Net assets, end of year (000s)	$7,449	$9,301	$13,320	$14,016	$9,242	$17,296

Ratios to average net assets:
Gross expenses	1.60%	1.44%	1.45%	1.41%[6]	1.47%	1.36%
Net expenses[7,8]	1.58	1.43	1.44	1.41 [6]	1.46	1.35
Net investment income (loss)	0.26	(0.25)	(0.63)	(0.07) [6]	0.29	(0.29)

Portfolio turnover rate	30%	57%	46%	42%	78%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]	For the period April 1, 2009 through October 31, 2009.

[4]	For the year ended March 31.

[5]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

24	Legg Mason Capital Management Special Investment Trust 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1,2]	2012	2011[3]	2010[3]	2009[3,4]	2009[3,5]	2008[3,5]

Net asset value, beginning of year	$34.61	$37.75	$29.82	$18.49	$31.68	$49.88

Income (loss) from operations:
Net investment income (loss)	0.24	0.00 [6]	(0.11)	0.03	0.14	(0.13)
Net realized and unrealized gain (loss)	3.28	(3.14)	8.04	11.30	(13.33)	(12.84)
Total income (loss) from operations	3.52	(3.14)	7.93	11.33	(13.19)	(12.97)

Less distributions from:
Net investment income	(0.34)	—	—	—	—	—
Net realized gains	—	—	—	—	—	(5.23)
Total distributions	(0.34)	—	—	—	—	(5.23)

Net asset value, end of year	$37.79	$34.61	$37.75	$29.82	$18.49	$31.68
Total return[7]	10.23%	(8.34)%	26.59%	61.28%	(41.63)%	(28.87)%

Net assets, end of year (000s)	$9,986	$9,684	$13,231	$11,746	$7,193	$25,924

Ratios to average net assets:
Gross expenses	1.19%	1.18%	1.14%	1.18%[8]	1.21%	1.04%
Net expenses[9,10]	1.17	1.17	1.12	1.17 [8]	1.20	1.03
Net investment income (loss)	0.66	0.01	(0.32)	0.18 [8]	0.49	(0.28)

Portfolio turnover rate	30%	57%	46%	42%	78%	51%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]	For the period April 1, 2009 through October 31, 2009.

[5]	For the year ended March 31.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1,2]	2012	2011[3]	2010[3]	2009[3,4]	2009[3,5]	2008[3,5]

Net asset value, beginning of year	$35.57	$38.67	$30.47	$18.84	$32.13	$50.35

Income (loss) from operations:
Net investment income	0.38	0.15	0.00 [6]	0.10	0.27	0.03
Net realized and unrealized gain (loss)	3.39	(3.25)	8.24	11.53	(13.56)	(13.02)
Total income (loss) from operations	3.77	(3.10)	8.24	11.63	(13.29)	(12.99)

Less distributions from:
Net investment income	(0.50)	—	(0.04)	—	—	—
Net realized gains	—	—	—	—	—	(5.23)
Total distributions	(0.50)	—	(0.04)	—	—	(5.23)

Net asset value, end of year	$38.84	$35.57	$38.67	$30.47	$18.84	$32.13
Total return[7]	10.65%	(8.02)%	27.07%	61.73%	(41.36)%	(28.62)%

Net assets, end of year (000s)	$66,160	$87,977	$184,789	$165,539	$93,250	$199,864

Ratios to average net assets:
Gross expenses	0.82%	0.80%	0.81%	0.74%[8]	0.79%	0.72%
Net expenses[9,10]	0.81	0.79	0.79	0.73 [8]	0.78	0.72
Net investment income	1.01	0.37	0.01	0.60 [8]	0.98	0.07

Portfolio turnover rate	30%	57%	46%	42%	78%	51%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]	For the period April 1, 2009 through October 31, 2009.

[5]	For the year ended March 31.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

26	Legg Mason Capital Management Special Investment Trust 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Capital Management Special Investment Trust (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. On February 29, 2012, the Fund was reorganized as a new series of the Trust. Prior to February 29, 2012, the Fund was organized as a series of Legg Mason Capital Management Special Investment Trust, Inc., a Maryland corporation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	27

value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	Legg Mason Capital Management Special Investment Trust 2012 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Financials	$171,579,722	—	$1,392,592	$172,972,314
Other common stock	498,468,106	—	—	498,468,106
Preferred stock	—	—	2,176,822	2,176,822
Total long-term investments	$670,047,828	—	$3,569,414	$673,617,242
Short-term investments†	—	$4,886,000	—	4,886,000
Total investments	$670,047,828	$4,886,000	$3,569,414	$678,503,242

†	See Schedule of Investments for additional detailed categorizations.

For the period ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2012, securities valued at $9,595,676 were transferred from Level 2 to Level 1 within the fair value hierarchy.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	29

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the

30	Legg Mason Capital Management Special Investment Trust 2012 Annual Report

Notes to financial statements (cont’d)

actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the year ended October 31, 2012, the Fund did not receive any commission rebates.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$5,749,153	$(5,749,153)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of limited partnership investments.

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	31

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, LLC (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, LMCM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMCM and LMPFA are wholly owned subsidiaries and corporate affiliates of Legg Mason, Inc. (“Legg Mason”).

The Fund’s agreement with LMCM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent trustees and certain other expenses. During the year ended October 31, 2012, the Fund was reimbursed for expenses amounting to $120,285.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if shares are redeemed within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2012, LMIS and its affiliates received sales charges of $880 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$872	$9,676

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or

32	Legg Mason Capital Management Special Investment Trust 2012 Annual Report

Notes to financial statements (cont’d)

her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$222,485,312
Sales	435,876,821

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$148,936,039
Gross unrealized depreciation	(91,257,675)
Net unrealized appreciation	$57,678,364

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2012, the Fund did not invest in any derivative instruments.

5. Class specific expenses and expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C, Class R and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

The Rule 12b-1 plans for Class R and Class FI shares of the Fund provide for the payment of distribution and service fees to LMIS at an annual rate of up to 0.75% and 0.40% of each class’ average daily net assets, respectively, subject to the authority of the Board of Trustees to set a lower amount. The Board of Trustees has currently approved payments under the plan of 0.50% and 0.25% of the average daily net assets of Class R and Class FI shares, respectively.

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	33

For the year ended October 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$89,282	$30,252
Class C	6,186,127	653,245
Class R	40,306	26,457
Class FI	24,968	16,433
Class I	—	38,883
Total	$6,340,683	$765,270

For the year ended October 31, 2012, expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$5,730
Class C	99,294
Class R	1,295
Class FI	1,595
Class I	12,371
Total	$120,285

6. Distributions to shareholders by class

	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Investment Income:
Class A	$484,925	—
Class C	1,562,224	—
Class R	20,826	—
Class FI	92,040	—
Class I	927,585	—
Total	$3,087,600	—

7. Shares of beneficial interest

At October 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. On February 29, 2012, the Fund was reorganized as a new series of the Trust.

Prior to February 29, 2012, the Fund was a series of a Maryland corporation and had 100,000,000, 200,000,000, 500,000,000, 100,000,000 and 50,000,000 shares of capital stock authorized with a par value of at $0.001 for Class A, Class C, Class R, Class FI and Class I, respectively.

34	Legg Mason Capital Management Special Investment Trust 2012 Annual Report

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	85,055	$2,447,339	267,420	$8,582,810
Shares issued on reinvestment	16,233	470,277	—	—
Shares repurchased	(474,434)	(13,588,862)	(362,922)	(11,198,076)
Net decrease	(373,146)	$(10,671,246)	(95,502)	$(2,615,266)

Class C
Shares sold	347,818	$9,795,809	696,873	$21,591,060
Shares issued on reinvestment	52,757	1,507,263	—	—
Shares repurchased	(6,635,017)	(186,216,266)	(7,840,470)	(239,513,273)
Net decrease	(6,234,442)	$(174,913,194)	(7,143,597)	$(217,922,213)

Class R
Shares sold	45,908	$1,695,172	55,106	$2,186,890
Shares issued on reinvestment	569	20,826	—	—
Shares repurchased	(119,568)	(4,299,848)	(139,334)	(5,305,269)
Net decrease	(73,091)	$(2,583,850)	(84,228)	$(3,118,379)

Class FI
Shares sold	25,105	$933,309	29,617	$1,170,758
Shares issued on reinvestment	2,493	92,040	—	—
Shares repurchased	(43,203)	(1,593,386)	(100,225)	(3,914,421)
Net decrease	(15,605)	$(568,037)	(70,608)	$(2,743,663)

Class I
Shares sold	249,669	$9,412,516	765,300	$31,749,442
Shares issued on reinvestment	15,119	572,863	—	—
Shares repurchased	(1,034,442)	(39,217,996)	(3,071,245)	(127,260,119)
Net decrease	(769,654)	$(29,232,617)	(2,305,945)	$(95,510,677)

8. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees.

Security	Number of Shares	Acquisition Date	Cost	Fair Value at 10/31/12	Value per Share	Percent of Net Assets	Distributions Received	Open Commitments
Super Dimension Ltd., Escrow Receipt	490,216	05/12	$0	$1,257,404	$2.57	0.19%	—	—

9. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	35

time during the period. The following transactions were effected in shares of such companies for the year ended October 31, 2012:

	Affiliate Value at 10/31/11	Purchased		Sold		Dividend Income	Affiliate Value at 10/31/12	Realized Loss
Security		Cost	Shares	Cost	Shares
BG Medicine Inc., Common Stock	$8,743,852	—	—	$774,087	71,453	—	$3,948,309	$(251,919)
First Interstate BancSystem Inc., Class A Shares	11,910,672	—	—	668,929	42,300	$443,952	13,527,000	(72,092)
Syncora Holdings Ltd.	1,292,031	—	—	—	—	—	3,209,238	—
	$21,946,555	—		$1,443,016		$443,952	$20,684,547	$(324,011)

10. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

	Ordinary Income
Record Date Payable Date	Class A	Class C	Class R	Class FI	Class I
12/11/12
12/12/12	$0.496740	$0.240294	$0.204644	$0.450410	$0.588178

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$3,087,600	—

As of October 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$6,081,626
Capital loss carryforward*	(93,112,908)
Other book/tax temporary differences(a)	(1,595,475)
Unrealized appreciation (depreciation)(b)	57,678,364
Total accumulated earnings (losses) — net	$(30,948,393)

*	During the taxable year ended October 31, 2012, the Fund utilized $ 20,562,059 of its capital loss carryforward available from prior years. As of October 31, 2012, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2017	$(93,112,908)

This amount will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of qualified late year losses, book/tax differences in the timing of the deductibility of various expenses and book/tax difference in the treatment of distributions from real estate investment trusts.

(b)

The difference between book-basis and tax-basis unrealized appreciation depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference in the book/tax treatment of limited partnership investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

36	Legg Mason Capital Management Special Investment Trust 2012 Annual Report

Notes to financial statements (cont’d)

11. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on February 28, 2013. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the year ended October 31, 2012.

Legg Mason Capital Management Special Investment Trust 2012 Annual Report	37

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Legg Mason Capital Management Special Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Capital Management Special Investment Trust (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at October 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 19, 2012

38	Legg Mason Capital Management Special Investment Trust

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Capital Management Special Investment Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	14
Other directorships held by Trustee during past five years	None
Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	14
Other directorships held by Trustee during past five years	None
Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	14
Other directorships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Legg Mason Capital Management Special Investment Trust	39

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	14
Other directorships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other directorships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other directorships held by Trustee during past five years	Director of Technology Investment Capital Corp.

40	Legg Mason Capital Management Special Investment Trust

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trustee	Trustee
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	14
Other directorships held by Trustee during past five years	None
Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	14
Other directorships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Legg Mason Capital Management Special Investment Trust	41

Interested Trustee[3]
R. Jay Gerken Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Trust	Chairman, President and Trustee
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	157
Other directorships held by Trustee during past five years	None

42	Legg Mason Capital Management Special Investment Trust

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Capital Management Special Investment Trust	43

Executive Officers cont’d
Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Fund are elected to serve until their successors are elected and qualified. Trustees of the Fund serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Gerken is considered to be an interested person, as defined in the 1940 Act, of the Fund on the basis of his current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as his ownership of Legg Mason, Inc. stock.

44	Legg Mason Capital Management Special Investment Trust

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2012:

Record date:	6/18/2012
Payable date:	6/19/2012
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason Capital Management

Special Investment Trust

Trustees

R. Jay Gerken

Chairman

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

Legg Mason Capital Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Special Investment Trust

The Fund is a separate series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason Capital Management Special Investment Trust

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Special Investment Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-285/A 12/12 SR12-1816

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2011 and October 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,648 in 2011 and $195,925 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $5,150 in 2011 and $4,250 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,000 in 2011 and $19,500 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in 2011 and $2,645 in 2012, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chairman and President
Legg Mason Global Asset Management Trust

Date:	December 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chairman and President
Legg Mason Global Asset Management Trust

Date:	December 27, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Global Asset Management Trust

Date:	December 27, 2012